000261306422-06422096007222022

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	07-22-2022	On Demand	261306422	1763 / 18		6955	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: Avalon Holdings Corporation; Avalon Clubs, Inc.; Avalon Mahoning Sports Center, Inc.; American Waste Management Services, Inc.; American Landfill Management, Inc.; American Construction Supply, Inc.; Avalon Golf and Country Club, Inc.; Avalon Country Club at Sharon, Inc.; Avalon Lakes Golf, Inc.; TBG, Inc.; Avalon Travel, Inc.; The Havana Cigar Shop, Inc.; American Waste NJ L.L.C.; The Avalon Resort and Spa LLC; Avalon Resorts and Clubs, Inc.; and Avalon Resorts, Inc.
1 American Way NE
Warren, OH 44484-5531

Lender: PREMIER BANK
Commercial Youngstown Market
275 West Federal Street
Youngstown, OH 44503
(877) 367-8178

Principal Amount: $5,000,000.00 **Date of Agreement: July 22, 2022**

DESCRIPTION OF CHANGE IN TERMS. This Change in Terms Agreement is to extend the maturity date .The new maturity date will be July 31, 2024. The principal balance at the time of this modification is $0.00.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

NOTICE: FOR THIS NOTICE "YOU" MEANS THE BORROWER AND "CREDITOR" AND "HIS" MEANS LENDER.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWER:

AVALON HOLDINGS CORPORATION

By: ______________________
Bryan P. Saksa, CFO/Treasurer of Avalon Holdings Corporation

AVALON CLUBS, INC.

By: ______________________
Bryan P. Saksa, Treasurer of Avalon Clubs, Inc.

AVALON MAHONING SPORTS CENTER, INC.

By: ______________________
Bryan P. Saksa, Treasurer of Avalon Mahoning Sports Center, Inc.

AMERICAN WASTE MANAGEMENT SERVICES, INC.

By: ______________________
Bryan P. Saksa, Treasurer of American Waste Management Services, Inc.

AMERICAN LANDFILL MANAGEMENT, INC.

By: ______________________
Bryan P. Saksa, Treasurer of American Landfill Management, Inc.

AMERICAN CONSTRUCTION SUPPLY, INC.

By: ______________________
Bryan P. Saksa, Treasurer of American Construction Supply, Inc.

AVALON GOLF AND COUNTRY CLUB, INC.

By: ______________________
Bryan P. Saksa, Treasurer of Avalon Golf and Country Club, Inc.

AVALON COUNTRY CLUB AT SHARON, INC.

By: ______________________
Bryan P. Saksa, Treasurer of Avalon Country Club at Sharon, Inc.

AVALON LAKES GOLF, INC.

By: ______________________
Bryan P. Saksa, Treasurer of Avalon Lakes Golf, Inc.

TBG, INC.

By: ______________________
Bryan P. Saksa, Treasurer of TBG, Inc.

AVALON TRAVEL, INC.

By: ______________________
Bryan P. Saksa, Treasurer of Avalon Travel, Inc.

THE HAVANA CIGAR SHOP, INC.

By: ______________________
Bryan P. Saksa, Treasurer of The Havana Cigar Shop, Inc.

AMERICAN WASTE NJ L.L.C.

By: ______________________________
Bryan P. Saksa, Treasurer of American Waste NJ L.L.C.

THE AVALON RESORT AND SPA LLC

By: ______________________________
Bryan P. Saksa, Treasurer of The Avalon Resort and Spa LLC

AVALON RESORTS AND CLUBS, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of Avalon Resorts and Clubs, Inc.

AVALON RESORTS, INC.

By: ______________________________
Bryan P. Saksa, Treasurer of Avalon Resorts, Inc.

LENDER:

PREMIER BANK

X ______________________________
Authorized Officer